SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 7, 2005

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 7, 2005, Hancock Holding Company
issued a press release announcing its and Hancock Bank's ratings to A3 and A2.
The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 7, 2005, headed "Hancock Holding
                             Company, Hancock Bank earn Moody's upgrades"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2005
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
July 7, 2005

For More Information
Carl J. Chaney, EVP & Chief Financial Officer
Paul D. Guichet, VP, Investor Relations
800.522.6542 or 228.214.5242

===================================================================================================================

                            Hancock Holding Company, Hancock Bank earn Moody's upgrades

     GULFPORT,  MS (July 7, 2005) - Moody's  Investors  Service - one of the world's most respected and widely used independent  credit  rating,  research,  and risk analysis  resources - has upgraded the issuer rating for Gulfport based Hancock Holding Company to A3 and, at the same time,  increased  ratings for bank  subsidiaries  Hancock Bank
(Mississippi) and Hancock Bank of Louisiana to A2 for long-term deposits.

     Additionally,  the rating agency  affirmed the banks'  short-term  deposit ratings at Prime 1, Moody's highest ranking.

     Independent credit ratings and research help investors  evaluate a company's  stability based on vulnerability to credit  risks.  According to this week's  announcement  from  Moody's,  Hancock's  upgraded  ratings stem from a review of Hancock's  ongoing ability to generate healthy  financial results while expanding its banking presence in
Mississippi,  Louisiana,  and  Florida.  Hancock's  performance  in  areas of  profitability,  asset  quality,  and capital is superior to the respective peer medians for similarly rated banks; and the company's  liquidity  remains sound, supported by its stable core deposit base.

     "We are very pleased with these  upgraded  ratings and attribute  our success to the expertise and  commitment of the members of our Hancock  team who have helped  preserve  and grow the  strength,  stability,  integrity,  and service that have distinguished the Hancock  organization since 1899," said George A. Schloegel,  Hancock president and chief executive officer.

     Moody's  acknowledged  Hancock's ability to minimize the 106-year-old  company's  sensitivity to interest rate changes tied to a  comparatively  high level of  fixed-rate  loans - roughly 60 percent of the loan  portfolio - by maintaining a stable base of core deposits  that  inelastically  re-price and by  implementing  an  asset/liability model that enables  Hancock to monitor and manage interest rate risk  sensitivity  more  effectively.  Moody's also explored  Hancock's  proprietary  annuity business and gained comfort that the associated risks of the business are at a manageable level.

     Hancock  Holding  Company - the parent  company of Hancock  Bank  (Mississippi),  Hancock  Bank of  Louisiana,
Hancock Bank of Florida,  and Magna  Insurance  Company - has assets of $4.8  billion.  Hancock  Bank  operates 103 offices and more than 130 automated teller machines in South Mississippi,  Louisiana,  and the Florida Panhandle as
well as subsidiaries  Hancock  Investment  Services,  Inc., Hancock Insurance Agency, and Harrison Finance Company.
Hancock also has corporate trust offices in Gulfport,  Jackson,  MS, Baton Rouge, LA, and downtown New Orleans, LA, and a business  financial  center in Alabama's port city of Mobile.  Additional  corporate  information  and online banking and bill-pay services are available at www.hancockbank.com.

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